                                                                   EXHIBIT 10(K)


                               TENTH AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT


THIS TENTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT, dated as of June 21, 2000, is by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), ELLETT BROTHERS, INC. ("Ellett"), LEISURE SPORTS MARKETING, INC. ("Leisure"), EVANS SPORTS, INC., ('Evans"), SAFESPORT MANUFACTURING Company ("Safesport"), VINTAGE EDITIONS, INC. ("Vintage") and ARCHERY CENTER INTERNATIONAL, INC. ("Archery") (hereinafter Ellett, Leisure, Evans, Safesport, Vintage and Archery may be referred to collectively as the "Borrower").

                                     RECITAL

A. The Lender and the Borrower have entered into that certain Financing and Security Agreement, dated June 10, 1994, as amended (the "Financing Agreement").

B. The Borrower and the Lender have agreed to amend the Financing Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

         1. The first paragraph of Section 1(a) is amended in its entirety so that such paragraph now reads as follows:

                           Lender agrees to make loans (the "Loans") to Borrower
                  from time to time up to the sum of the following amounts (hereinafter such sum shall be referred to as the "Borrowing Base"):

                                    (A) an amount equal to 85% of the
                           outstanding amount of "Eligible Trade Receivables" of Ellett; plus

                                    (B) an amount equal to 85% of "Eligible
                           Dated Trade Receivables" of Ellett; provided, however, the foregoing amount specified in this subsection (B) shall not exceed 50% of the Receivables of Ellett; plus

                                    (C) an amount equal to the sum of 70% of
                           "Eligible Hunting and Shooting Sports Finished Goods Inventory" of Ellett plus 50% of "Eligible Marine Finished Goods Inventory" of Ellett plus an amount equal to 50% of the "Eligible Subsidiary Inventory"; provided, however, such sum specified in this subsection (C) shall not exceed $25,000,000.00 at any time outstanding (or $30,000,000.00 at any time outstanding during the 90-day period commencing on June 16, 2000); plus

                                    (D) an amount equal to 80% of the "Eligible
                           Subsidiary Receivables";

                           provided, however, the outstanding principal amount of the Loans, plus the aggregate stated amount of outstanding Drafts (as defined below) plus the Letter of Credit Obligations (as defined below) shall not exceed $40,000,000.00 at any time outstanding (or $45,000,000.00 at any time outstanding during the 90-day period commencing on June 16, 2000); provided further, each Loan which bears interest at the Three Month LIBOR Rate plus the Applicable Margin shall be in a minimum amount of $1,000,000.00 and in multiples of $1,000,000.00 in excess thereof.

         2. This Tenth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Tenth Amendment to produce or account for more than one counterpart.

         3. THIS TENTH AMENDMENT AND THE OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH (UNLESS SPECIFICALLY STIPULATED TO THE CONTRARY IN SUCH DOCUMENT OR AGREEMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

 IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.

                                           ELLETT BROTHERS, INC.

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           EVANS SPORTS, INC., a South
                                           Carolina corporation

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           LEISURE SPORTS MARKETING, INC., a
                                           South Carolina corporation

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           SAFESPORT MANUFACTURING COMPANY, a
                                           South Carolina corporation

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           VINTAGE EDITIONS, INC., a
                                           South Carolina corporation

                                           By:   /s/George S. Loney         CFO
                                               --------------------------------
                                                  (Title)

                                           ARCHERY CENTER INTERNATIONAL, INC.,

                                           By:   /s/ George S. Loney        CFO
                                               ---------------------------------
                                                  (Title)

                                           FIRST UNION COMMERCIAL CORPORATION

                                           By: /s/
                                               ---------------------------------
                                                  Associate              (Title)